PROSPECTUS SUPPLEMENT

May 1, 2020

for

Park Avenue Life Millennium Series Variable Life Insurance Policy

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2006 for Park Avenue Life Millennium Series Variable Life Insurance Policy issued through The Guardian Separate Account K (PAL Millennium).

PLEASE NOTE: All supplements dated prior to May 1, 20201 for this product are superseded and replaced by this supplement and need no longer be retained for future reference. Any information that is still relevant from any superseded supplement will be reiterated herein plus any additional information as of the date hereof. Please keep this supplement for future reference until replaced or superseded.

Effective June 1, 2020:

References in the prospectus to our Customer Service Office are replaced with the following:

Mailing Address:

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 981588

El Paso, TX 79998-1588

For registered, certified or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg. A

El Paso, TX 79932

For telephonic communications:

Customer Service Office Contact Center

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

Special provisions regarding certain policyowner information. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports, for funds underlying the Policies, will no longer be sent by mail. We will instead mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report. You may instead elect to continue to receive all future shareholder reports in paper free of charge. If you wish to continue to receive paper copies of your shareholder reports please call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You may also request paper copies of the shareholder reports at any time by calling the same number.

VARIABLE INVESTMENT OPTION INFORMATION

The information below regarding your allocation options replaces the information contained in the most recent prospectus for your policy, and any supplements thereto, beginning with the section entitled “Your Allocation Options — The Variable Investment Options — Investment Objectives and Policies of the Funds” through “Your Allocation Options — The Variable Investment Options.”

[1]	The list of superseded supplements is as follows: October 9, 2006, May 1, 2007, November 30, 2009, December 21, 2009, May 1, 2010, May 7, 2010, May 1, 2011, April 30, 2012, March 1, 2013, April 29, 2013, July 1, 2013, April 30, 2014, February 13, 2015, March 16, 2015, May 1, 2015, December 1, 2015, December 23, 2015, May 1, 2016, August 1, 2016, May 1, 2017, May 1, 2018, and January 1, 2020.

1

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund. The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative.

You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges before investing, and keep them for future reference. None of the funds is affiliated with GIAC.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
AB VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital.	Invests in equities of developed and emerging-market companies, diversified across industries, including both newer companies and well-known, established companies of all market caps. Normally holds equities of 60-80 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
AB VPS Growth and Income Portfolio (Class B)	Long-term growth of capital.	Invests primarily in U.S. stocks, although it may invest in non-U.S. securities. Invests in companies of any size and in any industry. Normally holds equities of approximately 60-90 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
AB VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital.	Invests primarily in large-cap US stocks, although it may invest in non-US securities. Normally holds equities of 50-70 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
Davis Financial Portfolio	Long-term growth of capital.	Davis Financial Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers-NY, Inc. 620 Fifth Avenue 3rd Floor New York, New York 10020

2

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Davis Real Estate Portfolio	Total return through a combination of growth and income.	Davis Real Estate Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers-NY, Inc. 620 Fifth Avenue 3rd Floor New York, New York 10020
Davis Value Portfolio	Long-term growth of capital.	Davis Value Portfolio invests principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small capitalization companies.	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers-NY, Inc. 620 Fifth Avenue, 3rd Floor, New York, New York 10020
Fidelity VIP Contrafund® Portfolio (Service Class 2)	The fund seeks long-term capital appreciation.	Normally investing primarily in common stocks. Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Investing in domestic and foreign issuers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Equity-Income Portfolio (Service Class 2)	The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. Potentially using covered call options as tools in managing the fund’s assets.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

3

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, the fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities. Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Fidelity Management & Re- search Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054

*	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	The fund seeks to provide capital growth.	Normally investing primarily in common stocks. Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Mid Cap Portfolio (Service Class 2)	The fund seeks long-term growth of capital.	Normally investing primarily in common stocks. Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Mid-cap® Index or the S&P MidCap 400® Index). Potentially investing in companies with smaller or larger market capitalizations. Investing in domestic and foreign issuers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

4

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective.	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.	Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1422
Invesco V.I. American Franchise Fund (Series I)	Seeks capital growth.	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Core Equity Fund (Series I)	Long-term growth of capital.	The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Managed Volatility Fund (Series I)	Both capital appreciation and current income while managing portfolio volatility.	The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Janus Henderson Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real-estate related companies, including real estate investment trusts.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805

5

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Janus Henderson Forty Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, but will invest primarily in larger, well-established companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Henderson Global Research Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well- established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The Portfolio may have significant exposure to emerging markets. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World IndexSM, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the Portfolio’s benchmark index. The Portfolio may also invest in foreign equity securities.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Henderson Research Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
MFS® Growth Series (Initial Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with large capitalizations, but may invest in companies of any size. The fund may invest in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

6

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
MFS® Investors Trust Series (Initial Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Primarily invests in companies with large capitalizations, but may invest in companies of any size. The fund may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the fund’s assets in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® New Discovery Series (Initial Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with small capitalizations, but may invest in companies of any size. MFS may invest the fund’s assets in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Research Series (Initial Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. The fund may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Primarily invests in companies with large capitalizations, but may invest in companies of any size. In conjunction with a team of investment research analysts, sector leaders select investments for the fund. The fund may invest in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

7

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
MFS® Total Return Series (Initial Class)	Seeks total return.	The fund invests in a combination of equity securities and debt instruments. MFS generally invests approximately 60% of the fund’s assets in equity securities and approximately 40% of the fund’s assets in debt instruments. These weightings do not reflect the fund’s cash balance and can vary over time due to market movements and cash flows. Of the fund’s investments in equity securities, MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). MFS normally invests a portion of the fund’s assets in income-producing equity securities. The fund may invest in foreign securities. While the fund may invest the equity portion of the fund’s assets in companies of any size, it primarily invests in companies with large capitalizations. Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments. MFS normally invests the fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry or sector.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
Victory Sophus Emerging Markets VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, an emerging market country is one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. Also for purposes of this investment strategy, a company is considered an emerging market company if it is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144

8

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective.	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. For purposes of this investment strategy, an investment is considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the investment team to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, and loans. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Park Avenue Institutional Advisers LLC 7 Hanover Square New York, NY 10004
Victory RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory INCORE Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

9

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory RS Large Cap Alpha VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory INCORE Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Normally invests at least 80% of its net assets in debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory 500 Index VIP Series (formerly Victory S&P 500 Index VIP Series)	To match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.	The Adviser pursues the Fund’s objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies in the Victory US Large Cap 500 Index (“Index”). The Index is an unmanaged market-cap weighted index created by the Adviser and maintained and published by Wilshire Associates Inc. that consists of the largest 500 securities within the Wilshire 5000 Total market Index (“Parent Index”). The Parent Index measures the performance of all U.S. equity securities with readily available price data. The Index is rebalanced semi-annually. The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund may exclude or remove a security that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

10

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory RS Small Cap Growth Equity VIP Series	Long-term capital growth.	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Value Line Centurion Fund	Long-term growth of capital.	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S. common stocks, bonds and money market instruments.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036

Please refer to your prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

Some investment advisers (or their affiliates) may pay GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”) compensation for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2019, all fund families (or their affiliated entities) pay us some form of compensation every year for administration, distribution, or other services. The amount of this compensation currently ranges up to .40% of the assets of the fund attributable to the Policies issued by GIAC. We also receive 12b-1 fees from AllianceBernstein, Fidelity, Janus and Value Line. We receive 12b-1 fees of 0.25% (AllianceBernstein and Fidelity) and 0.40% (Value Line) of the assets of the fund attributable to the Policies issued by GIAC. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the costs of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

11

We may also benefit, indirectly, from assets invested in the Victory High Yield VIP Series because our affiliates receive compensation from the underlying mutual fund for investment advisory services to that fund. Thus, our affiliates receive more revenue with respect to that underlying mutual fund than from underlying mutual funds with non-affiliated advisors.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the Victory Variable Insurance Funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect policyowners (See the prospectuses for the Funds for more information about potential conflicts of interest).

12

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

The following information contained in previous supplements that have been superseded by this supplement remains applicable to the prospectuses.

January 1, 2020:

Effective December 31, 2019, Park Avenue Securities LLC, the distributor of the variable policies listed above, is a wholly owned subsidiary of The Guardian Life Insurance Company of America.

As of March 16, 2015:

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) replaced Guardian Investor Services LLC as the distributor and principal underwriter of the variable life insurance policies and variable annuity contracts issued by GIAC.

As of May 1, 2011

The “Unscheduled payments” provision of your prospectus beginning on page 21 and continuing onto page 22, is amended by replacing the last three paragraphs of that section with the following (new language in italics):

“We reserve the right to refuse an unscheduled payment if, after the first year of your policy, you have not made an unscheduled payment for three consecutive policy years.

After the tenth year of your policy, the total amount that you may contribute in unscheduled payments each policy year is the least of: i) 1.25 times the largest total of unscheduled payments in any of the three previous policy years, ii) three times your basic schedule premium during your policy’s guaranteed premium period for your current face amount or iii) $500,000. If 1.25 times the largest total of unscheduled payments in any of the three previous policy years is less than one basic scheduled premium during your policy’s guaranteed premium period for your current face amount, the maximum you may contribute for the current policy year is one basic scheduled premium. If you have purchased, and there is in effect, an adjustable renewable term rider, the total amount that you may contribute in unscheduled payments in a given policy year, without evidence of insurability, will always be least equal to the total amounts paid in the previous policy year. If you provide us with evidence that the insured meets our insurance requirements, you may be allowed to make additional unscheduled payments during a policy year, to a maximum amount of one basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount.

Regardless of how long your policy has been in force, if the Premium Skip Option is in effect the maximum that you may contribute in unscheduled payments will not be less than the policy premium for that year. There are further restrictions on making unscheduled payments to your policy within 45 days of the date Part 1 of your completed application form was signed, or 15 days after the issue date, whichever is later. See How your premiums are allocated.”

As of May 7, 2010

Effective May 7, 2010, the exchange to fixed-benefit insurance feature will be available until the later of the insured’s attained age 90 or the second policy anniversary. Further information regarding this feature can be found on Prospectus page 49.

As of May 1, 2007

The following disclosure is added to the Section entitled “Premiums”:

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good

13

Order, will not be credited to the policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning premium payment to you or contacting you for further information.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. We reserve the right to refrain from allocating contributions to your selected investment options until we are notified by your bank that your check has cleared.

The following disclosure is added to the section entitled “Frequent Transfers among the Variable Investment Options.”

Information Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

The following disclosure is added to the section entitled “Other Information.”

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances required us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated accounts and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY

THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

14